PAINEWEBBER INCORPORATED

                       PRELIMINARY BACKGROUND INFORMATION

                    EMPIRE FUNDING HOME LOAN OWNER TRUST 1999-1

                                   DISCLAIMER


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The  information  included  herein  is  produced  and  provided  exclusively  by
PaineWebber Incorporated ('PW') as underwriter for the Empire Funding Home Loan Owner Trust 1999-1, and not by or as agent for Empire Funding Corp. or any of
its  affiliates  (collectively,   the  'Transferor').  The  Transferor  has  not
prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Transferor. PW makes no representations as to the accuracy of such information provided by the Transferor. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.
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

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                    EMPIRE FUNDING HOME LOAN OWNER TRUST 1999-1
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DESCRIPTION OF INITIAL LOANS AS OF THE STATISTICAL CALCULATION DATE:

Approximate characteristics of the pool of Initial Loans identified as of March 31, 1999. Loans equal to approximately $250 Million will be delivered on the Closing Date.

Total Number of Initial Loans:           6,249

Current Principal Balance:         224,324,303

Average Loan Balance:                   35,898

WA Loan Rate:                           13.53%

WA Original Term (months):                 240

WA Remaining Term (months):                233

WA Seasoning (months):                       7

WA FICO Score:                             685

WA Debt-to-Income:                       37.32

WA Original Combined LTV:              118.53%

As of the Statistical Calculation Date, none of the Initial Loans were 60 or more days late. Approximately 1.22% of the Initial Loans were 30 to 59 days late as of the Statistical Calculation Date

Note: Additional  information  regarding the Initial Loans as of the Statistical
      Calculation Date can be found starting on page 8.



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   DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
                                  IMMEDIATELY.
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                                  PaineWebber

PRICING INFORMATION (TO 10% CALL) (a)

--------------------------------------------------------------------------------------------------------
                                                     First      Final
                                                   Principal  Principal  Principal             Expected
       Approximate                          WAL     Payment    Payment    Window     Stated    Ratings
Class   Size (b)         Coupon (c)       (Years)    (Yrs)      (Yrs)      (Yrs)    Maturity  (S&P/Duff)
-----  -----------       ----------       -------  ---------  ---------  ---------  --------  ----------
 A-1   59,749,000   Float(d)                0.78     0.08        1.50      1.50     03/25/09   AAA/AAA
 A-2   35,032,000   Fixed                   2.00     1.50        2.50      1.08     09/25/11   AAA/AAA
 A-3   29,161,000   Fixed                   3.00     2.50        3.50      1.08     04/25/13   AAA/AAA
 A-4   30,168,000   Fixed                   5.00     3.50        7.83      4.42     11/25/19   AAA/AAA
 A-5   15,890,000   Fixed                  10.09     7.83       11.08      3.33     05/25/30   AAA/AAA
 M-1   28,125,000   Fixed                   7.58     3.92       11.08      7.25     05/25/30    AA/AA
 M-2   16,250,000   Fixed                   7.58     3.92       11.08      7.25     05/25/30     A/A
 B-1   19,375,000   Fixed                   7.58     3.92       11.08      7.25     05/25/30   BBB/BBB
 B-2   16,250,000   Not Publicly Offered
-------------------------------------------------------------------------------------------------------

Notes:  (a) 100% Prepayment Assumption:  0% CPR in month 1, ramping up to 16% in month 15. On and after month 15, 16% CPR.
        (b) Subject to a permitted variance of 5%.
        (c) Coupon will be increased by [0.50%] for each payment after the Initial Call Date.
        (d) The lesser of (i) One-Month LIBOR plus 0.__ % and (ii) 12.00%.

Pricing Speed:          0% CPR, increasing to 16% over 15 months.

Payment Date:           The 25th of each month or, if such day is not a Business
                        Day, the next succeeding Business Day, commencing in May
                        1999.

Settlement Date:        On or about [April 28, 1999].

Cut-off Date:           The close of  business  on March 31,  1999.  Because the
                        bonds will be settling flat, only approximately 30% of the collateral interest payments collected during April will be deposited into the Trust, the remaining 70% will be retained by Empire.

Payment Delay:          With the exception of the Class A-1 Notes, 24 Days. With
                        respect to the Class A-1 Notes, 0 days.

Payment Terms:          Monthly.

Interest Accrual
Period: With the exception of the Class A-1 Notes, interest will accrue on the Notes at a fixed rate during the month prior to the month of the related Payment Date (from and including the Closing Date until the end of the month prior to the month of the related distribution in the case of the first Payment Date) based on a 30/360 day year. With respect to the Class A-1 Notes, interest will accrue from and including the preceding Payment Date (or from and including the Closing Date in the case of the first Payment Date) to and including the day prior to the current Payment Date at the Class A-1 Note Interest Rate on an Actual/360 day basis. The "Class A-1 Note Interest Rate" will be equal to the lesser of (x) with respect to any Payment Date, One-Month LIBOR plus 0._% per annum and (y) 12.00% (the rate described in this clause (y), the "A-1 Cap").

DESCRIPTION OF SECURITIES

Title of Securities:    Empire Funding Home Loan Owner Trust 1999-1

Underlying Collateral:  The   Notes   will  be   secured,   in  part,   by  debt
                        consolidation, home improvement, and other primarily second lien home equity mortgage loans, with combined loan to value ratios generally in excess of 100%.
                        Approximately 0.35% of the Notes will be secured by first lien manufactured housing loans.

Statistical
Calculation Date:       The statistical  information presented herein and in the
                        Prospectus Supplement concerning the Initial Loans is based on the characteristics of a portion of the Initial
                        Loans identified as of March 31, 1999 (the  "Statistical
                        Calculation Date"). Empire expects that the actual aggregate balance of the Initial Loans as of the Cut-off
                        Date (to be identified prior to the Closing Date) will equal approximately $[250] Million.

Transferor/
Sub-Servicer:           Empire Funding Corp.

Servicer:               ContiMortgage Corporation.

Additional
Transferors:            ContiMortgage Corporation
                        California  Lending  Group,  Inc.,  d/b/a United Lending
                        Group.

Master/"Hot" Back-Up
Servicer:               Norwest Bank Minnesota, National Association.

Lead Underwriter:       PaineWebber Incorporated.

Co-Underwriter:         Bear Stearns.

Depositor:              PaineWebber Mortgage Acceptance Corporation IV.

Indenture Trustee
and Grantor Trustee:    U.S.  Bank  National   Association,   d/b/a  First  Bank
                        National Association.

Owner Trustee:          Wilmington Trust Company.

Offering:               Public  shelf  offering - a  prospectus  and  prospectus
                        supplement will be distributed after pricing.

Offered Notes:          Class A-1  through  A-5  Notes  (together,  the  'Senior
                        Notes'),  Class M-1 and Class M-2 Notes (the  'Mezzanine
                        Notes')  and the  Class  B-1  Notes  (together  with the
                        Senior Notes and the Class B-2 Notes, the 'Notes').  The
                        Class B-2 Notes and the Residual Interest Certificates are NOT being offered publicly.

Form of Offering:       Book-Entry  form,  same-day funds through DTC for all of
                        the Notes.

Denominations:          The Notes are issueable in minimum  denominations  of an
                        original amount of $25,000 and multiples of $1,000 thereafter.

Recent Developments     On April 16,  1999,  Empire  Funding and  ContiFinancial
                        Corporation and its affiliates  (collectively,  "Conti")
                        agreed  that  Empire  Funding  would  exchange  or  swap
                        certain  assets  in  full  satisfaction  of  all  of the
                        outstanding   indebtedness   owed  to   Conti   and  the
                        reconveyance by Conti of its entire ownership interest in Empire Funding's parent, Empire Funding Holding
                        Corporation ("EFHC"), which includes 49% of the common stock of EFHC owned by Conti. Upon completion of this transaction, Empire Funding's Chairman and CEO, Jim
                        Isaacs, will own 100% of EFHC.

                        The assets being exchanged by Empire Funding primarily consist of the assets that as of the agreement date had been pledged to secure the outstanding indebtedness owed to Conti, including, but not limited to certain loans, certain interests in residual interests from prior securitization transactions, and certain current servicing rights from its servicing portfolio. In connection with the exchange of loan servicing rights, Empire, as the subservicer, will continue to service the underlying HLTV loans and receive a portion of the servicing fee under a subservicing arrangement with Conti.

Credit Enhancement:     Credit  enhancement  with  respect to the Offered  Notes
                        will  be   provided   by  (1)   Excess   Interest,   (2)
                        Overcollateralization,  and (3) the subordination of the
                        rights of holders of the Residual Interest  Certificate,
                        the Class B-2  Notes,  and the  lower-rated  classes  of
                        Offered  Notes  to  receive   interest  and   principal,
                        respectively.

Excess Interest:        The  weighted  average  coupon  rate  on  the  loans  is
                        generally  expected  to be  higher  than  the sum of the
                        master   servicing   fee,   the   servicing   fee,   the
                        sub-servicing fee, the trustee fee, and the interest rate on the Notes, thus generating excess interest collections which will be available to fund payments on the Notes on each Payment Date.

Overcollateralization:  Excess   Interest   will  be  applied,   to  the  extent
                        available,  to make accelerated payments of principal to
                        the  Notes  then   entitled   to  receive   payments  of
                        principal;  such  application  will cause the  aggregate
                        principal  balance of the Notes to amortize more rapidly
                        than  the  loans.   Prior  to  the  Stepdown  Date,  the
                        Overcollateralization  Target  Amount equals the greater
                        of  (a)  [3.50%]  of the  the  Original  Pool  Principal
                        Balance and (b) the Net Delinquency  Calculation Amount.
                        On    and    after    the     Stepdown     Date,     the
                        Overcollateralization  Target  Amount equals the greater
                        of (a) [7.00%] of the Pool  Principal  Balance as of the
                        end  of  the   related   Due  Period  and  (b)  the  Net
                        Delinquency        Calculation        Amount.        The
                        Overcollateralization  Target  Amount  will  not  in any
                        event  be  less  than  [0.50%]  of  the  Original   Pool
                        Principal Balance (the `Overcollateralization Floor') or greater than the outstanding Class Principal Balances of the Notes.

Net Delinquency
Calculation Amount:     With respect to any Payment Date, the excess, if any, of
                        (x) the  product  of  [1.7]  and the Six  Month  Rolling
                        Delinquency  Average over (y) the  aggregate  amounts of
                        Excess Spread for the three preceding Payment Dates. The
                        Net Delinquency Calculation Amount may be removed if the
                        Rating   Agencies  no  longer  require  it.  The  Rating
                        Agencies must confirm that the original ratings assigned
                        will not be  downgraded or withdrawn as a result of such
                        change.   After   such   change   the  Net   Delinquency
                        Calculation Amount would be deemed to be zero for all future calculations.

Subordination:          The  rights  of the  Class M-1  Noteholders  to  receive
                        payments of interest on each Payment Date will be subordinate to those of the Senior Noteholders, the rights of the Class M-2 Noteholders to receive payments of interest on each Payment Date will be subordinate to those of the Senior Noteholders and the Class M-1
                        Noteholders, the rights of the Class B-1 Noteholders to receive payments of interest on each Payment Date will be subordinate to those of the Senior Noteholders and the Mezzanine Noteholders, the rights of the Class B-2
                        Noteholders to receive payments of interest on each Payment Date will be subordinate to those of the holders of the Offered Notes, and the rights of the Residual
                        Interest Certificateholders to receive distributions on each Payment Date will be subordinate to those of the Noteholders.

Subordination
(Continued):            The  rights  of the  Class M-1  Noteholders  to  receive
                        payments of principal on each Payment Date will be subordinate to those of the Senior Noteholders, the rights of the Class M-2 Noteholders to receive payments of principal on each Payment Date will be subordinate to those of the Senior Noteholders and the Class M-1
                        Noteholders, the rights of the Class B-1 Noteholders to receive payments of principal on each Payment Date will be subordinate to those of the Senior Noteholders and the Mezzanine Noteholders, the rights of the Class B-2
                        Noteholders to receive payments of principal on each Payment Date will be subordinate to those of the holders of the Offered Notes, and the rights of the Residual
                        Interest Certificateholders to receive distributions on each Payment Date will be subordinate to those of the Noteholders.

Stepdown Date:          The Stepdown Date means the first Payment Date occurring
                        after [April 25, 2002] as to which the  aggregate  Class
                        Principal Balance of the Senior Notes will be able to be
                        reduced to the excess of (i) the Pool Principal  Balance
                        as of the  preceding  Determination  Date  over (ii) the
                        greater of (a) the sum of (1) approximately  [64.00]% of
                        the  Pool   Principal   Balance  as  of  the   preceding
                        Determination  Date  and (2)  the  Overcollateralization
                        Target Amount for such Payment Date and (b) [0.50%] of the Original Pool Principal Balance.

Optional Termination:   The holders of an aggregate  percentage  interest in the
                        Residual Interest Certificates in excess of 50% may, at their option, effect an early termination of the Grantor
                        Trust on or after  any  Payment  Date on which  the Pool
                        Principal Balance declines to 10% or less of the Original Pool Principal Balance, by purchasing all of the Loans at a price equal to or greater than the Termination Price.

Summary of Subordination & Overcollateralization Target Amounts:

                    Initial         Before          After          After
                    Expected       Stepdown       Stepdown        Stepdown
                  Subord. (a)   O/C Target (b)   Subord. (c)   O/C Target (d)
                  -----------   --------------   -----------   --------------

Senior Notes        32.00%          3.50%          64.00%          7.00%
Class M-1 Notes     20.75%          3.50%          41.50%          7.00%
Class M-2 Notes     14.25%          3.50%          28.50%          7.00%
Class B-1 Notes      6.50%          3.50%          13.00%          7.00%

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(a)  The initial amount of  subordination  for each class as of the Closing Date as a percentage of original collateral balance.
(b)  The Overcollateralization Target Amount prior to the Stepdown Date.
(c) The expected subordination for each class on the Stepdown Date as a percentage of the then current collateral balance.
(d) The Overcollateralization Target Amount on and after the Stepdown Date as a percentage of the then current collateral balance, but at no time less than the Overcollateralization Floor.

Payment and
Distribution
Priorities:             (1)  interest to the holders of the Senior Notes;
                        (2)  interest to the holders of the Class M-1 Notes;
                        (3)  interest to the holders of the Class M-2 Notes;
                        (4)  interest to the holders of the Class B-1 Notes;
                        (5)  interest to the holders of the Class B-2 Notes;
                        (6)  principal   to  the  Class  A  Notes  as   follows:
                             sequentially to pay principal to the holders of the
                             Class A-1, Class A-2, Class A-3, Class A-4, and the
                             Class A-5 in that order until the respective  Class
                             Principal Balances thereof are reduced to zero, the
                             amount  necessary  to reduce  the  aggregate  Class
                             Principal Balance of the Senior Notes to the Senior
                             Optimal Principal Balance; provided,  however, that
                             on each  Payment  Date  occurring  on or after  any
                             reduction  of the Class  Principal  Balances of the
                             Class  M and  Class B Notes  to  zero  through  the
                             application  of  Allocable  Loss  Amounts,  payment
                             shall be made among the remaining  Senior Notes pro
                             rata  and  not  in  accordance   with  the  payment
                             priorities set forth above;
                        (7)  sequentially,  to the  holders of the Class M-1 and
                             the Class M-2 Notes, in that order, until the Class
                             Principal  Balances  thereof  are  reduced  to  the
                             Optimal Principal Balance, respectively;
                        (8)  sequentially, to the holders of the Class B-1 Notes
                             and the Class B-2 Notes,  in that order,  until the
                             Class Principal Balances thereof are reduced to the
                             Optimal Principal Balance;
                        (9)  sequentially  to the  Class M-1 Notes and the Class
                             M-2 Notes,  in that order,  until their  respective
                             Loss Reimbursement Deficiencies,  if any, have been
                             paid in full;
                        (10) sequentially,  to the Class B-1 Notes and the Class
                             B-2 Notes, in that order, until the applicable Loss
                             Reimbursement  Deficiencies,  if any, has been paid
                             in full;
                        (11) any  remaining   amounts  to  the  holders  of  the
                             Residual Interest Certificates.

Application of
Allocable Loss
Amounts: In the event that on any Payment Date (a) the aggregate of the Class Principal Balances of all Classes of Notes on any Payment Date (after giving effect to all payments on such date) exceeds (b) the sum of the Pool Principal Balance, as of the end of the immediately preceding Due Period (such excess, an "Allocable Loss Amount"), such Allocable Loss Amount will be applied, sequentially, in reduction of the Class Principal Balances of the Class B-2 Notes, the Class B-1 Notes, the Class M-2 Notes and the Class M-1 Notes, in that order, until the respective Class Principal Balances thereof have been reduced to zero. Allocable Loss Amounts will not be applied in reduction of the Class Principal Balance of any Class of Senior Notes. Allocable Loss Amounts applied to any applicable Class of Notes will entitle such Class to reimbursement (such entitlement, a "Loss Reimbursement Deficiency") in accordance with the payment priorities specified herein until the earlier of (x) the payment in full of such amount, and (y) the applicable Maturity Date.

Optional Termination:   The holders of an aggregate  percentage  interest in the
                        Residual Interest Certificates in excess of 50% may, at their option, effect an early termination of the Grantor
                        Trust on or after  any  Payment  Date on which  the Pool
                        Principal Balance declines to 10% or less of the Original Pool Principal Balance, by purchasing all of the Loans at a price equal to or greater than the Termination Price.

Servicing/Other Fees:   The  collateral is subject to certain fees,  including a
                        master   servicing   fee,  a   servicing   fee,   and  a
                        sub-servicing fee equal to [1.00]% in the aggregate as well as a trustee's fees equal to [0.0080]% per annum.

Advancing by Servicer:  There is no required  advancing of delinquent  principal or interest by the Master Servicer, the Servicer, the Sub-servicer, or Indenture Trustee.

Tax Considerations:     The issuer will be an Owner  Trust.  The  Offered  Notes
                        will be characterized as debt for federal income tax purposes.

ERISA Considerations:   In general,  the Offered  Notes will be ERISA  eligible.
                        However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of the Plan's acquisition and ownership of such certificates.

SMMEA Eligibility:      NONE of the Notes will be SMMEA-eligible.

Prospectus:             The  Offered  Notes  are  being  offered  pursuant  to a
                        Prospectus   which  includes  a  Prospectus   Supplement
                        (together, the 'Prospectus').  Complete information with
                        respect  to the  Offered  Notes  and the  collateral  is
                        contained  in the  Prospectus.  The  material  presented
                        herein is qualified  in its entirety by the  information
                        appearing  in the  Prospectus.  To the  extent  that the
                        foregoing  is  inconsistent  with  the  Prospectus,  the
                        Prospectus  shall govern in all  respects.  Sales of the
                        Offered  Notes  may  not  be   consummated   unless  the
                        purchaser has received the Prospectus.

DESCRIPTION OF INITIAL LOANS AS OF STATISTICAL CALCULATION DATE

   Aggregate Field            Description         Count      Balance$      Pool%
   ---------------            -----------         -----      --------      -----

Transferor               Empire Funding Corp.     5,479     196,598,187    87.64
                         ContiMortgage Corp.        425      15,398,996     6.86
                         United Lending Group       345      12,327,120     5.50
                                                  -----    ------------    -----
                                                  6,249    $224,324,303     100%


   Aggregate Field            Description         Count      Balance$      Pool%
   ---------------            -----------         -----      --------      -----

Current Balance          $10,000 or less             39         333,809     0.15
                         $10,000.01 - $20,000       719      12,124,727     5.40
                         $20,000.01 - $30,000     1,828      46,437,705    20.70
                         $30,000.01 - $40,000     1,820      63,285,352    28.21
                         $40,000.01 - $50,000       895      40,436,315    18.03
                         $50,000.01 - $60,000       363      20,035,753     8.93
                         $60,000.01 - $70,000       305      19,805,902     8.83
                         $70,000.01 - $80,000       210      15,587,100     6.95
                         $80,000.01 or greater       70       6,277,639     2.80
                                                  -----    ------------    -----
                                                  6,249    $224,324,303     100%


   Aggregate Field            Description         Count      Balance$      Pool%
   ---------------            -----------         -----      --------      -----

Current Rate             7.000% and less              1          34,307     0.02
                         9.501% - 10.000%             3          92,131     0.04
                         10.001% - 10.500%            5         183,902     0.08
                         10.501% - 11.000%          127       5,577,664     2.49
                         11.001% - 11.500%          369      15,868,331     7.07
                         11.501% - 12.000%          625      26,181,651    11.67
                         12.001% - 12.500%          311      12,768,629     5.69
                         12.501% - 13.000%        1,236      46,669,682    20.80
                         13.001% - 13.500%          616      23,666,326    10.55
                         13.501% - 14.000%          534      19,437,283     8.66
                         14.001% - 14.500%          359      11,423,238     5.09
                         14.501% - 15.000%          837      27,879,770    12.43
                         15.001% - 15.500%          217       6,472,927     2.89
                         15.501% - 16.000%          453      13,249,667     5.91
                         16.001% - 16.500%          333       9,032,038     4.03
                         16.501% - 17.000%          124       3,348,383     1.49
                         17.001% - 17.500%           54       1,228,754     0.55
                         17.501% - 18.000%           32         888,890     0.40
                         18.001% - 18.500%            6         128,098     0.06
                         18.501% - 19.000%            7         192,631     0.09
                                                  -----    ------------    -----
                                                  6,249    $224,324,303     100%

DESCRIPTION OF INITIAL LOANS AS OF STATISTICAL CALCULATION DATE

   Aggregate Field            Description         Count      Balance$      Pool%
   ---------------            -----------         -----      --------      -----

Lien Type                First Lien                  58       2,158,279     0.96
                         Second Lien              6,190     222,161,548    99.04
                         Third Lien                   1           4,476     0.00
                                                  -----    ------------    -----
                                                  6,249    $224,324,303     100%


   Aggregate Field            Description         Count      Balance$      Pool%
   ---------------            -----------         -----      --------      -----

Original Combined LTV    Up to 100.00%                3          42,766     0.02
                         100.01% to 105.00%         338      10,106,207     4.51
                         105.01% to 110.00%         692      22,075,022     9.84
                         110.01% to 115.00%       1,040      34,982,407    15.59
                         115.01% to 120.00%       1,242      44,706,853    19.93
                         120.01% to 125.00%       2,898     111,118,010    49.53
                         125.01% or greater          36       1,293,037     0.58
                                                  -----    ------------    -----
                                                  6,249    $224,324,303     100%


   Aggregate Field            Description         Count      Balance$      Pool%
   ---------------            -----------         -----      --------      -----

Credit Risk - By 20      619 or less                132       3,919,783     1.75
                         620 to 639                 620      17,223,751     7.68
                         640 to 659               1,147      34,487,089    15.37
                         660 to 679               1,066      37,923,247    16.91
                         680 to 699               1,338      54,870,689    24.46
                         700 to 719                 966      38,196,225    17.03
                         Greater than 719           980      37,703,520    16.81
                                                  -----    ------------    -----
                                                  6,249    $224,324,303     100%


   Aggregate Field            Description         Count      Balance$      Pool%
   ---------------            -----------         -----      --------      -----

Debt-to-Income Ratio     20.00 or less               93       2,813,154     1.25
                         20.01 to 25.00             267       8,272,883     3.69
                         25.01 to 30.00             582      19,155,270     8.54
                         30.01 to 35.00           1,359      47,109,095    21.00
                         35.01 to 40.00           2,076      73,621,282    32.82
                         40.01 to 45.00           1,618      64,583,158    28.79
                         45.01 to 50.00             234       7,965,349     3.55
                         Greater than 50.00          20         804,113     0.36
                                                  -----    ------------    -----
                                                  6,249    $224,324,303     100%

DESCRIPTION OF INITIAL LOANS AS OF STATISTICAL CALCULATION DATE

   Aggregate Field            Description         Count      Balance$      Pool%
   ---------------            -----------         -----      --------      -----

State                    California                 570      22,219,789     9.91
                         Illinois                   436      17,161,187     7.65
                         Maryland                   370      15,014,544     6.69
                         Florida                    434      14,674,807     6.54
                         Pennsylvania               410      14,615,091     6.52
                         Indiana                    351      11,690,298     5.21
                         North Carolina             280       9,951,663     4.44
                         Ohio                       296       9,002,415     4.01
                         Georgia                    241       8,612,982     3.84
                         Missouri                   252       8,195,928     3.65
                         Colorado                   196       7,707,879     3.44
                         Arizona                    226       7,206,291     3.21
                         Michigan                   187       6,478,378     2.89
                         South Carolina             147       5,209,499     2.32
                         Washington                 127       5,099,437     2.27
                         Wisconsin                  139       5,018,844     2.24
                         Virginia                   144       4,812,674     2.15
                         Kentucky                   134       4,596,587     2.05
                         Kansas                     127       4,132,708     1.84
                         Oklahoma                   118       4,000,426     1.78
                         Utah                       113       3,990,279     1.78
                         Nevada                     104       3,824,942     1.71
                         New Jersey                  88       3,277,485     1.46
                         Minnesota                   72       2,671,322     1.19
                         Iowa                        68       2,452,140     1.09
                         Nebraska                    66       2,434,101     1.09
                         Louisiana                   72       2,349,740     1.05
                         New Mexico                  56       2,245,043     1.00
                         Tennessee                   63       1,893,373     0.84
                         Oregon                      47       1,886,764     0.84
                         New York                    46       1,877,331     0.84
                         Idaho                       44       1,602,837     0.71
                         Connecticut                 36       1,463,131     0.65
                         Massachusetts               23       1,086,112     0.48
                         Texas                       28         801,653     0.36
                         Hawaii                      14         652,170     0.29
                         Delaware                    21         625,584     0.28
                         New Hampshire               14         625,067     0.28
                         Mississippi                 19         597,967     0.27
                         Rhode Island                14         587,420     0.26
                         West Virginia               13         404,119     0.18
                         Montana                      7         299,097     0.13
                         Maine                        7         255,553     0.11
                         Alaska                       5         246,723     0.11
                         South Dakota                 5         223,888     0.10
                         Arkansas                     8         209,262     0.09
                         Wyoming                      4         146,088     0.07
                         North Dakota                 5         135,487     0.06
                         District of Columbia         2          58,201     0.03
                                                  -----   - -----------    -----
                                                  6,249   $ 224,324,303     100%

DESCRIPTION OF INITIAL LOANS AS OF STATISTICAL CALCULATION DATE

   Aggregate Field            Description         Count      Balance$      Pool%
   ---------------            -----------         -----      --------      -----

Original Term (mos)      31 -  60                    12         213,165     0.10
                         61 -  90                    13         298,099     0.13
                         91 - 120                   444      12,392,281     5.52
                         121 - 150                   28         708,093     0.32
                         151 - 180                2,197      71,423,439    31.84
                         181 - 210                    9         246,147     0.11
                         211 - 240                1,119      41,579,485    18.54
                         241 - 270                    1          30,745     0.01
                         271 - 300                2,423      97,214,715    43.34
                         > 300                        3         218,134     0.10
                                                  -----    ------------    -----
                                                  6,249    $224,324,303     100%


   Aggregate Field            Description         Count      Balance$      Pool%
   ---------------            -----------         -----      --------      -----

Remaining Term (mos)     0 -  30                      1           1,432     0.00
                         31 -  60                    14         282,506     0.13
                         61 -  90                    17         318,721     0.14
                         91 - 120                   442      12,438,666     5.54
                         121 - 150                   26         664,044     0.30
                         151 - 180                2,200      71,463,237    31.86
                         181 - 210                    9         307,211     0.14
                         211 - 240                1,113      41,384,892    18.45
                         241 - 270                    3         119,329     0.05
                         271 - 300                2,421      97,126,130    43.30
                         > 300                        3         218,134     0.10
                                                 -----    ------------    -----
                                                 6,249    $224,324,303     100%


   Aggregate Field            Description         Count      Balance$      Pool%
   ---------------            -----------         -----      --------      -----

Seasoning (mos)          Less than one              466      16,909,898     7.54
                         1 - 3                    1,089      41,763,982    18.62
                         4 - 6                    2,185      81,119,145    36.16
                         7 - 9                    1,101      40,261,886    17.95
                         10 or greater            1,408      44,269,391    19.73
                                                 -----    ------------    -----
                                                 6,249    $224,324,303     100%

THE FOLLOWING TABLE RUNS TO CALL:

                                   % of Prepayment Assumption
                    --------------------------------------------------------
   CLASS A-1          0%       50%       75%       100%      125%      150%
   ---------          --       ---       ---       ----      ----      ----
AVG LIFE (YEARS)      4.15      1.22      0.94      0.78      0.68      0.60
FIRST PAY            05/99     05/99     05/99     05/99     05/99     05/99
LAST PAY             05/07     11/01     03/01     10/00     07/00     05/00
WINDOW (YEARS)        8.08      2.58      1.92      1.50      1.25      1.08


                                   % of Prepayment Assumption
                    --------------------------------------------------------
   CLASS A-2          0%       50%       75%       100%      125%      150%
   ---------          --       ---       ---       ----      ----      ----
AVG LIFE (YEARS)      9.57      3.44      2.52      2.00      1.67      1.44
YIELD @ 100.000      6.36%     6.28%     6.24%     6.19%     6.15%     6.11%
DURATION (YEARS)      7.00      3.01      2.27      1.83      1.55      1.34
FIRST PAY            05/07     11/01     03/01     10/00     07/00     05/00
LAST PAY             03/10     08/03     06/02     10/01     05/01     01/01
WINDOW (YEARS)        2.92      1.83      1.33      1.08      0.92      0.75


                                   % of Prepayment Assumption
                    --------------------------------------------------------
   CLASS A-3          0%       50%       75%       100%      125%      150%
   ---------          --       ---       ---       ----      ----      ----
AVG LIFE (YEARS)     11.76      5.20      3.81      3.00      2.47      2.11
YIELD @ 100.000      6.50%     6.46%     6.43%     6.40%     6.36%     6.33%
DURATION (YEARS)      8.04      4.30      3.30      2.66      2.23      1.92
FIRST PAY            03/10     08/03     06/02     10/01     05/01     01/01
LAST PAY             11/11     05/05     10/03     10/02     03/02     09/01
WINDOW (YEARS)        1.75      1.83      1.42      1.08      0.92      0.75


                                   % of Prepayment Assumption
                    --------------------------------------------------------
   CLASS A-4          0%       50%       75%       100%      125%      150%
   ---------          --       ---       ---       ----      ----      ----
AVG LIFE (YEARS)     15.21      8.29      6.31      5.00      4.11      3.30
YIELD @ 100.000      6.74%     6.71%     6.69%     6.68%     6.66%     6.63%
DURATION (YEARS)      9.26      6.15      4.97      4.11      3.48      2.87
FIRST PAY            11/11     05/05     10/03     10/02     03/02     09/01
LAST PAY             11/18     04/11     12/08     02/07     10/05     09/04
WINDOW (YEARS)        7.08      6.00      5.25      4.42      3.67      3.08


                                   % of Prepayment Assumption
                    --------------------------------------------------------
   CLASS A-5          0%       50%       75%       100%      125%      150%
   ---------          --       ---       ---       ----      ----      ----
AVG LIFE (YEARS)     21.85     14.81     12.03     10.09      8.46      7.17
YIELD @ 100.000      7.33%     7.32%     7.31%     7.30%     7.29%     7.28%
DURATION (YEARS)     10.69      8.82      7.80      6.95      6.14      5.43
FIRST PAY            11/18     04/11     12/08     02/07     10/05     09/04
LAST PAY             12/21     06/15     04/12     05/10     08/08     03/07
WINDOW (YEARS)        3.17      4.25      3.42      3.33      2.92      2.58

                                   % of Prepayment Assumption
                    --------------------------------------------------------
   CLASS M-1          0%       50%       75%       100%      125%      150%
   ---------          --       ---       ---       ----      ----      ----
AVG LIFE (YEARS)     18.76     11.66      9.25      7.58      6.30      5.45
YIELD @ 100.000      8.10%     8.08%     8.07%     8.06%     8.04%     8.03%
DURATION (YEARS)      9.35      7.22      6.21      5.39      4.70      4.22
FIRST PAY            05/12     12/05     04/04     03/03     06/02     09/02
LAST PAY             12/21     06/15     04/12     05/10     08/08     03/07
WINDOW (YEARS)        9.67      9.58      8.08      7.25      6.25      4.58


                                   % of Prepayment Assumption
                    --------------------------------------------------------
   CLASS M-2          0%       50%       75%       100%      125%      150%
   ---------          --       ---       ---       ----      ----      ----
AVG LIFE (YEARS)     18.76     11.66      9.25      7.58      6.30      5.38
YIELD @ 100.000      9.10%     9.08%     9.07%     9.06%     9.04%     9.02%
DURATION (YEARS)      8.71      6.85      5.94      5.19      4.55      4.05
FIRST PAY            05/12     12/05     04/04     03/03     06/02     07/02
LAST PAY             12/21     06/15     04/12     05/10     08/08     03/07
WINDOW (YEARS)        9.67      9.58      8.08      7.25      6.25      4.75


                                   % of Prepayment Assumption
                    --------------------------------------------------------
   CLASS B-1          0%       50%       75%       100%      125%      150%
   ---------          --       ---       ---       ----      ----      ----
AVG LIFE (YEARS)     18.76     11.66      9.25      7.58      6.30      5.36
YIELD @ 83.000      11.36%    11.92%    12.34%    12.79%    13.29%    13.81%
DURATION (YEARS)      7.78      6.27      5.48      4.80      4.22      3.76
FIRST PAY            05/12     12/05     04/04     03/03     06/02     06/02
LAST PAY             12/21     06/15     04/12     05/10     08/08     03/07
WINDOW (YEARS)        9.67      9.58      8.08      7.25      6.25      4.83

THE FOLLOWING TABLE RUNS TO MATURITY:

                                   % of Prepayment Assumption
                    --------------------------------------------------------
   CLASS A-1          0%       50%       75%       100%      125%      150%
   ---------          --       ---       ---       ----      ----      ----
AVG LIFE (YEARS)      4.15      1.22      0.94      0.78      0.68      0.60
FIRST PAY            05/99     05/99     05/99     05/99     05/99     05/99
LAST PAY             05/07     11/01     03/01     10/00     07/00     05/00
WINDOW (YEARS)        8.08      2.58      1.92      1.50      1.25      1.08


                                   % of Prepayment Assumption
                    --------------------------------------------------------
   CLASS A-2          0%       50%       75%       100%      125%      150%
   ---------          --       ---       ---       ----      ----      ----
AVG LIFE (YEARS)      9.57      3.44      2.52      2.00      1.67      1.44
YIELD @ 100.000      6.36%     6.28%     6.24%     6.19%     6.15%     6.11%
DURATION (YEARS)      7.00      3.01      2.27      1.83      1.55      1.34
FIRST PAY            05/07     11/01     03/01     10/00     07/00     05/00
LAST PAY             03/10     08/03     06/02     10/01     05/01     01/01
WINDOW (YEARS)        2.92      1.83      1.33      1.08      0.92      0.75


                                   % of Prepayment Assumption
                    --------------------------------------------------------
   CLASS A-3          0%       50%       75%       100%      125%      150%
   ---------          --       ---       ---       ----      ----      ----
AVG LIFE (YEARS)     11.76      5.20      3.81      3.00      2.47      2.11
YIELD @ 100.000      6.50%     6.46%     6.43%     6.40%     6.36%     6.33%
DURATION (YEARS)      8.04      4.30      3.30      2.66      2.23      1.92
FIRST PAY            03/10     08/03     06/02     10/01     05/01     01/01
LAST PAY             11/11     05/05     10/03     10/02     03/02     09/01
WINDOW (YEARS)        1.75      1.83      1.42      1.08      0.92      0.75


                                   % of Prepayment Assumption
                    --------------------------------------------------------
   CLASS A-4          0%       50%       75%       100%      125%      150%
   ---------          --       ---       ---       ----      ----      ----
AVG LIFE (YEARS)     15.21      8.29      6.31      5.00      4.11      3.30
YIELD @ 100.000      6.74%     6.71%     6.69%     6.68%     6.66%     6.63%
DURATION (YEARS)      9.26      6.15      4.97      4.11      3.48      2.87
FIRST PAY            11/11     05/05     10/03     10/02     03/02     09/01
LAST PAY             11/18     04/11     12/08     02/07     10/05     09/04
WINDOW (YEARS)        7.08      6.00      5.25      4.42      3.67      3.08


                                   % of Prepayment Assumption
                    --------------------------------------------------------
   CLASS A-5          0%       50%       75%       100%      125%      150%
   ---------          --       ---       ---       ----      ----      ----
AVG LIFE (YEARS)     22.31     16.38     13.73     11.54      9.79      8.39
YIELD @ 100.000      7.33%     7.34%     7.35%     7.34%     7.34%     7.34%
DURATION (YEARS)     10.77      9.23      8.34      7.48      6.70      6.01
FIRST PAY            11/18     04/11     12/08     02/07     10/05     09/04
LAST PAY             12/23     03/23     03/22     01/20     09/17     05/15
WINDOW (YEARS)        5.17     12.00     13.33     13.00     12.00     10.75

                                   % of Prepayment Assumption
                    --------------------------------------------------------
   CLASS M-1          0%       50%       75%       100%      125%      150%
   ---------          --       ---       ---       ----      ----      ----
AVG LIFE (YEARS)     18.96     12.35      9.99      8.21      6.87      5.97
YIELD @ 100.000      8.10%     8.09%     8.09%     8.08%     8.07%     8.06%
DURATION (YEARS)      9.39      7.37      6.42      5.60      4.93      4.45
FIRST PAY            05/12     12/05     04/04     03/03     06/02     09/02
LAST PAY             11/23     12/22     08/21     02/19     10/16     06/14
WINDOW (YEARS)       11.58     17.08     17.42     16.00     14.42     11.83


                                   % of Prepayment Assumption
                    --------------------------------------------------------
   CLASS M-2          0%       50%       75%       100%      125%      150%
   ---------          --       ---       ---       ----      ----      ----
AVG LIFE (YEARS)     18.96     12.34      9.97      8.19      6.85      5.88
YIELD @ 100.000      9.10%     9.09%     9.09%     9.08%     9.07%     9.05%
DURATION (YEARS)      8.73      6.98      6.12      5.37      4.74      4.26
FIRST PAY            05/12     12/05     04/04     03/03     06/02     07/02
LAST PAY             10/23     07/22     09/20     02/18     08/15     05/13
WINDOW (YEARS)       11.50     16.67     16.50     15.00     13.25     10.92


                                   % of Prepayment Assumption
                    --------------------------------------------------------
   CLASS B-1          0%       50%       75%       100%      125%      150%
   ---------          --       ---       ---       ----      ----      ----
AVG LIFE (YEARS)     18.95     12.31      9.93      8.15      6.81      5.84
YIELD @ 83.000      11.36%    11.89%    12.28%    12.71%    13.18%    13.65%
DURATION (YEARS)      7.80      6.35      5.58      4.91      4.34      3.89
FIRST PAY            05/12     12/05     04/04     03/03     06/02     06/02
LAST PAY             09/23     02/22     10/19     03/17     08/14     07/12
WINDOW (YEARS)       11.42     16.25     15.58     14.08     12.25     10.17